Earnings per share/ADS (Tables)	12 Months Ended
Mar. 31, 2021
Earnings per share/ADS
Schedule of computation of basic and diluted net income per share/ADS

	Year ended March 31,
	2019	2020	2021

	(in millions of RMB, except share
	data and per share data)
Earnings per share
Numerator:
Net income attributable to ordinary shareholders for computing net income per ordinary share — basic	87,600	149,263	150,308
Dilution effect arising from share-based awards issued by subsidiaries and equity method investees	(42)	(48)	(55)
Net income attributable to ordinary shareholders for computing net income per ordinary share — diluted	87,558	149,215	150,253

Shares (denominator):
Weighted average number of shares used in calculating net income per ordinary share — basic (million shares) (Note)	20,640	21,017	21,619
Adjustments for dilutive RSUs and share options (million shares) (Note)	348	329	363
Weighted average number of shares used in calculating net income per ordinary share — diluted (million shares) (Note)	20,988	21,346	21,982
Net income per ordinary share — basic (RMB) (Note)	4.24	7.10	6.95
Net income per ordinary share — diluted (RMB) (Note)	4.17	6.99	6.84

Earnings per ADS
Net income per ADS — basic (RMB)	33.95	56.82	55.63
Net income per ADS — diluted (RMB)	33.38	55.93	54.70

Note: Basic and diluted net income per ordinary share, weighted average number of shares and the adjustments for dilutive RSUs and share options for the year ended March 31, 2019 have been retrospectively adjusted for the Share Subdivision and the ADS Ratio Change that were effective on July 30, 2019 as detailed in Note 2(a).